  As filed with the Securities and Exchange Commission on February 24, 2006

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                THE RESERVE FUND
                            RESERVE TAX-EXEMPT TRUST
                        RESERVE NEW YORK TAX-EXEMPT TRUST
                      RESERVE MUNICIPAL MONEY-MARKET TRUST
                       RESERVE SHORT-TERM INVESTMENT TRUST
                          HALLMARK EQUITY SERIES TRUST
                        HALLMARK INVESTMENT SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                THE RESERVE FUND
                                  Primary Fund
                                 Primary II Fund
                              U.S. Government Fund
                               U.S. Treasury Fund
                  Reserve Liquid Performance Money Market Fund

                            RESERVE TAX-EXEMPT TRUST
                           Interstate Tax-Exempt Fund
                           California Tax-Exempt Fund
                           Connecticut Tax-Exempt Fund
                             Florida Tax-Exempt Fund
                          Massachusetts Tax-Exempt Fund
                            Michigan Tax-Exempt Fund
                           New Jersey Tax-Exempt Fund
                              Ohio Tax-Exempt Fund
                          Pennsylvania Tax-Exempt Fund
                            Virginia Tax-Exempt Fund

                        RESERVE NEW YORK TAX-EXEMPT TRUST
                            New York Tax-Exempt Fund

                      RESERVE MUNICIPAL MONEY-MARKET TRUST
                      Louisiana Municipal Money-Market Fund
                      Minnesota Municipal Money-Market Fund

                      RESERVE SHORT-TERM INVESTMENT TRUST
                            Reserve Yield Plus Fund

                          HALLMARK EQUITY SERIES TRUST
                       Hallmark Capital Appreciation Fund
                     Hallmark Informed Investors Growth Fund
                       Hallmark International Equity Fund
                      Hallmark International Small-Cap Fund
                         Hallmark Large-Cap Growth Fund
                          Hallmark Mid-Cap Growth Fund
                         Hallmark Small-Cap Growth Fund
                         Hallmark Strategic Growth Fund

                        HALLMARK INVESTMENT SERIES TRUST
                           Hallmark First Mutual Fund
                         Hallmark Total Return Bond Fund
                      Hallmark Convertible Securities Fund

                                  [LETTERHEAD]

                                    [RESERVE]
                                  1250 BROADWAY
                             NEW YORK, NY 10001-3701

Dear Shareholder:

We are pleased to enclose a Joint Proxy Statement and notice for the Special Meeting of Shareholders of the Funds listed above (each, a "Fund" and together, the "Funds"), which are each a series of the Trusts also listed above (the "Trusts"), to be held on ______________, 2006 (the "Meeting") at the offices of the Funds' investment adviser, Reserve Management Company, Inc. ("RMCI"), at 1250 Broadway, New York, NY 10001-3701. Shareholders who cannot attend this Meeting are strongly encouraged to vote by proxy. The enclosed proxy materials contain information you should read carefully regarding several important proposals affecting your Fund.

These proposals are made in connection with the solicitation of proxies by the Board of Trustees of the Trusts (the "Board," and members of the Board will be referred to as "Trustees") for use at the Meeting. The Trustees, including a majority of the independent Trustees, have reviewed the proposals and concluded they are in the best interests of the Funds and their shareholders. They recommend that you vote FOR each Trustee nominee and FOR each of the proposals, which are described in more detail in the enclosed Joint Proxy Statement.

The attached Joint Proxy Statement describes the voting process for shareholders. We urge you to read it carefully and vote in favor of each Trustee nominee and of all the proposals. If you have any questions before you vote, please call RMCI by calling ____________________ at __________. We will provide you with the answers that you need promptly.

Your vote is important regardless of the number of shares you own and will only take a brief moment of your time. Not completing the proxy impedes the ability of the Funds in acting on these important matters and in the opinion of the independent Trustees is not in your best interests.

The Funds have retained _______________, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from ________________________ reminding you to exercise your right to vote. However, if you have any questions about the proxy material or need voting assistance, you may also call ____________________ at _________.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                               Sincerely,


                                               /s/ Bruce R. Bent
                                               -----------------
                                               Bruce R. Bent
                                               Chairman and President

                                    [RESERVE]
                                  1250 BROADWAY
                             NEW YORK, NY 10001-3701
                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON _____________, 2006

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the funds listed below (each, a "Fund" and together, the "Funds"), which are each a series of the Trusts also listed below (the "Trusts"), will be held on _________________, 2006 at _______ p.m., Eastern time, at the offices of Reserve Management Company, Inc., at 1250 Broadway, New York, NY 10001-3701. The Meeting is being held to consider and vote on the following matters:

The following proposals are to be voted on by shareholders of record of the specific Funds (or classes thereof) indicated in the Joint Proxy Statement:

Proposal 1:       Election of Trustees

Proposal 2:       Approval of New "Comprehensive Fee" Investment Management Agreements

Proposal 3:       Approval of New Distribution Plans

Proposal 4(a):    Approval of the Retention of Payments Made Under the  "Comprehensive  Fee" Investment  Management
                  Agreements

Proposal 4(b):    Approval of the Retention of Payments Made Under Sub-Investment Management Agreements

Proposal 4(c):    Approval of the Retention of Payments Made Under Distribution Plans and Distribution Agreements

Proposal 5:       Approval  of  Proposal  to  Permit  Adviser  and  Hallmark  Equity  Series  Trust to Enter  Into,
                  Terminate or Materially  Change  Agreements  with  Sub-Advisers,  without  Obtaining  Shareholder
                  Approval on behalf of Hallmark Mid-Cap Growth Fund

Proposal 6:       Approval of Amendment to Declaration of Trust

Proposal 7:       Other Business

Shareholders of record at the close of business on ______________, 2006 are entitled to notice of, and to vote at, the Meeting. Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY, AND RETURN IT PROMPTLY so that a quorum will be present at the Meeting.

                             By Order of the Boards of Trustees,


                             /s/ Bruce R. Bent
                             --------------------------
                             Bruce R. Bent
                             Chairman and President
                             on behalf of The Reserve Fund, Reserve Tax-Exempt Trust, Reserve New York Tax-Exempt Trust, Reserve Municipal Money-Market Trust, Hallmark
                             Investment Series Trust


                             /s/ Amy W. Bizar
                             --------------------------
                             Amy W. Bizar
                             Secretary and General Counsel
                             on behalf of Hallmark Equity Series Trust

                              JOINT PROXY STATEMENT

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON _____________, 2006

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of each of the Trusts listed above (the "Board," and members of the Board will be referred to as "Trustees") for use at the Special Meeting of Shareholders of the Trusts (the "Meeting") to be held on _______________, 2006 at _______ p.m., Eastern time, at the offices of the Funds' investment adviser, Reserve Management Company, Inc. ("RMCI" or "Adviser"), at 1250 Broadway, New York, New York 10001-3701 and at any adjournment thereof.

This Joint Proxy Statement and the accompanying proxy cards were first mailed to shareholders on or about __________________, 2006. The close of business on _______________, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented will be voted in favor of each of the proposals. As set forth under Other Information -- Solicitation of Proxies, proxies may be solicited in person or by telephone, telegraph, facsimile, oral communication or electronic medium. Any proxy may be revoked by the timely submission of a properly executed subsequent proxy, by a timely written revocation, or by an oral revocation or vote at the Meeting prior to the finalization of the vote on a particular proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person.

An abstention by a shareholder from voting on Proposals 2, 3, 4, 5 and 6, which require the approval of a specified percentage of the outstanding shares of the relevant Fund (or class thereof), either by proxy or in person at the Meeting, will have the same effect as a negative vote as to that matter. An abstention will not be counted in favor of, but will have no other effect on the vote for Proposal 1, which requires the approval of a plurality of the shares of each Trust. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on particular proposals if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to attend the Meeting and vote the shares, or if the record owner has and exercises discretionary voting power. If the record owner does not have discretionary voting power as to a particular proposal, but grants a proxy for the shares, those shares will be counted toward the quorum but will have the effect of a negative vote on Proposals 2, 3, 4, 5 and 6.

The Board may seek one or more adjournments of the Meeting if necessary to obtain a quorum or to obtain the vote required for approval of one or more proposals. A vote may be taken at the Meeting, including any adjournment, on any proposal for which there are sufficient votes for one Trust, Fund or class even though the Meeting is adjourned as to that same proposal or to other proposals for other Trusts, Funds or classes.

ALL COSTS ASSOCIATED WITH THE MEETING, INCLUDING THE EXPENSES OF PREPARING, PRINTING AND DISTRIBUTING THE JOINT PROXY STATEMENT, AND LEGAL EXPENSES, WILL BE BORNE BY RMCI.

RMCI, a New Jersey corporation, with its principal place of business at 1250 Broadway, New York, NY 10001-3701, serves as investment adviser for the Funds. RMCI is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of August 31, 2005, RMCI had approximately $21 billion in assets under management. The Funds' distributor and principal underwriter, Resrv Partners, Inc. ("Resrv"), is an affiliate of RMCI. Resrv has its principal office at 1250 Broadway, New York, New York 10001-3701.

You can obtain a copy of the Trusts' most recent Annual Reports and Semi-Annual Reports by writing the Trusts at 1250 Broadway, New York, NY 10001 or by calling toll-free at (800) 637-1700 or (888) 823-2867. These reports have been previously mailed to shareholders.

The proposals described in this Joint Proxy Statement and the Trusts or Funds to which each applies are set forth below:

SUMMARY OF PROPOSAL                                AFFECTED TRUST(S)/FUND(S)
----------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1: Election of Trustees                   All Trusts

PROPOSAL 2: Approval of New Investment             All Funds
Management Agreements

PROPOSAL 3: Approval of New Distribution Plans     All Funds except Hallmark First Mutual Fund, Hallmark Total Return Bond Fund and
                                                   Hallmark Convertible Securities Fund

PROPOSAL 4(a): Approval of the Retention of        Primary Fund, U.S. Government Fund, U.S. Treasury Fund, Interstate Tax-Exempt
Payments Made Under Investment Management          Fund, Primary Fund II, California Tax-Exempt Fund, Michigan Tax-Exempt Fund,
Agreements                                         Ohio Tax-Exempt Fund, Hallmark International Small-Cap Fund, Hallmark Mid-Cap
                                                   Growth Fund, Hallmark Strategic Growth Fund, Louisiana Municipal Money-Market
                                                   Fund, Minnesota Municipal Money-Market Fund

PROPOSAL 4(b): Approval of the Retention of        Hallmark Capital Appreciation Fund, Hallmark Small-Cap Growth Fund, Hallmark
Payments Made Under Sub-Investment Management      Mid-Cap Growth Fund, Hallmark Large-Cap Growth Fund, Hallmark International
Agreements                                         Equity Fund, Hallmark International Small Cap Fund, Hallmark Informed Investors
                                                   Growth Fund and Hallmark Strategic Growth Fund

PROPOSAL 4(c): Approval of the Retention of        All Funds except Hallmark First Mutual Fund, Hallmark Total Return Bond Fund and
Payments Made Under Distribution Plans and         Hallmark Convertible Securities Fund
Distribution Agreements

PROPOSAL 5: Approval of a Proposal to Permit       Hallmark Mid-Cap Growth Fund
Adviser and Hallmark Equity Series Trust to
Enter Into, Terminate or Materially Amend
Agreements with Sub-Advisers on behalf of
Hallmark Mid-Cap Growth Fund Without Obtaining
Shareholder Approval

PROPOSAL 6: Approval of Amendments to              Hallmark Investment Series Trust
Declaration of Trust

Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of a Trust voting at the Meeting. Proposals 2, 3 and 4(c) each requires the affirmative vote of a "majority of the outstanding voting securities" of each class of each subject Fund, voting separately. Proposals 4(a) and 4(b) require the affirmative vote of a "majority of the outstanding voting securities" of each subject Fund, voting in the aggregate without regard to class. Proposal 5 requires the affirmative vote of a

"majority of the outstanding voting securities" of the Hallmark Mid-Cap Growth Fund, voting in the aggregate without regard to class. Proposal 6 requires the affirmative vote of a majority of the shares of the Trust entitled to vote at the Meeting.

The terms "majority of the outstanding voting securities" of a Fund (or class of a Fund) as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and as used in this Joint Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund (or class of a Fund, as applicable) present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund (or class of a Fund, as applicable).

The following table summarizes the voting requirements for each of the proposals:

              PROPOSALS                        SHAREHOLDERS ENTITLED TO VOTE              VOTE REQUIRED FOR APPROVAL
---------------------------------------------------------------------------------------------------------------------------
Proposal 1 - Election of Trustees          Shareholders of each Trust vote            Each nominee must be elected by a
                                           together for each nominee                  plurality of the Trust voting at
                                           (shareholders of all Funds of a            the Meeting
                                           Trust vote together as a single
                                           class)

Proposal 2 - Approval of New               Shareholders of each class of each         Approved by a "majority of the
"Comprehensive Fee" Investment             Fund vote separately                       outstanding voting securities" of
Management Agreements                                                                 each class of each Fund

Proposal 3 - Approval of New               Shareholders of each class of each         Approved by a "majority of the
Distribution Plans                         Fund vote separately                       outstanding voting securities" of
                                                                                      each class of each Fund

Proposal 4(a) - Approval of Retention      Shareholders of each class of each         Approved by a "majority of the
of Payments made under the                 Fund vote separately                       outstanding voting securities" of
"Comprehensive Fee" Investment                                                        each Fund
Management Agreement

Proposal 4(b) - Approval of Retention      Shareholders of each Fund vote             Approved by a "majority of the
of Payments made under the                 separately, without regard to class        outstanding voting securities" of
Sub-Investment Management Agreements                                                  each Fund

Proposal 4(c) - Approval of Retention      Shareholders of each class of each         Approved by a "majority of the
of Payments made under the                 Fund vote separately                       outstanding voting securities" of
Distribution Plans and Distribution                                                   each class of each Fund
Agreements

Proposal 5 - Approval to allow             Shareholders of the Fund vote              Approved by a "majority of the
Adviser to enter into, terminate or        separately, without regard to class        outstanding voting securities" of
materially change Sub-Investment                                                      the Fund
Management Agreements on behalf of
Hallmark Mid-Cap Growth Fund without
obtaining Shareholder Approval

Proposal 6 - Approval of Amendment to      Shareholders of the Trust vote             Approved by a majority of the
Declaration of Trust                       together (shareholders of all Funds        shares of the Trust entitled to
                                           of the Trust vote together as a            vote at the Meeting
                                           single class)

Unless otherwise stated, where an approval is being considered by more than one Trust, Fund or class, the approval of any one Trust, Fund or class is not contingent on the approval of any other Trust, Fund or class, and a proposal will be implemented for a Trust, Fund or class where the requisite approval is obtained even if one or more other Trusts, Funds or classes do not approve the proposal.

Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative vote of a specified portion of the Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast. In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals set forth in the Notice of Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxy holders will vote those proxies that they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment. A shareholder vote may be taken on one or more of the items in this Joint Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

The Board knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Holders of record of the shares of beneficial interest of each Fund at the close of business on ________________, 2006 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share (all Funds except Hallmark Equity Series Trust ("HEST") which will be entitled to one vote per $1.00 of net asset value on all business of the Meeting). The table in Exhibit A sets forth the number of shares for each Fund as of ___________, 2006.

Exhibit B attached hereto sets forth information as of _________, 2006 regarding the persons known by each Fund to beneficially own more than 5% of the outstanding shares of each class of such Fund.

                                   BACKGROUND

LEGAL AND REGULATORY STRUCTURE

The Investment Company Act vests special responsibilities with the trustees of a fund for reviewing fund contracts and distribution plans and for compliance with certain exemptive rules. Section 15 of the Investment Company Act requires a fund's investment management agreement to be approved initially by both (i) the fund's board (including a majority of its trustees who are not "interested persons" of the fund (as defined in the Investment Company Act)) and (ii) the fund's shareholders. Each agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the board, including a majority of its independent trustees. In the event that a properly constituted board fails to approve a fund's investment management agreement initially, and at least annually, the agreement will automatically lapse. As a result, the fund would no longer have a valid management agreement and must arrange for a new agreement to be adopted by the board and shareholders, as required by Section 15.

The Investment Company Act contains specific rules concerning the composition of a fund's board of trustees. Section 10(a) requires that at least 40% of the trustees be persons who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act) of the fund. (This proxy refers to trustees who are not "interested persons" as "Independent Trustees.") However, a higher percentage of Independent Trustees is required if a fund wishes to use a principal underwriter that is an affiliated person of the fund. Section 10(b)(2) of the Investment Company Act prohibits a fund from entering into or renewing a distribution agreement with an affiliated entity unless the board has a majority of Independent Trustees. Resrv Partners, Inc., the Trust's principal underwriter, is an affiliated person of the Trusts. In addition, Rule 12b-1 under the Investment Company Act requires that a board have a majority of Independent Trustees "who have no direct or indirect interest in the operation of the plan or in any agreements related to the plan" in order to approve a plan of distribution and related agreements, as well as to renew the plans and agreements annually. Under a Rule 12b-1 plan of distribution, fund assets may be used to facilitate distribution of fund shares and pay for other shareholder services. If a fund board that is properly constituted with Independent Trustees who do not have an interest in the plan fails to approve the plan of distribution, the distribution plan automatically terminates.

A majority of Independent Trustees is also required to utilize certain exemptive rules on which funds typically rely and on which the Trusts have relied. Recently, the Securities and Exchange Commission (the "SEC") amended certain exemptive rules to require that funds that rely on these rules are governed by boards having at least 75% of their members consisting of Independent Trustees. As discussed below, a majority of Independent Trustees is also required under an exemptive order affecting certain Funds sub-investment management agreements.

INFORMATION ABOUT THE FUNDS' MANAGEMENT AGREEMENTS, DISTRIBUTION AGREEMENTS AND DISTRIBUTION PLANS

In the course of preparing documents for a new fund, management became aware that two trustees it believed qualified as Independent Trustees, based on advice from prior outside counsel, were, in fact, not independent. Both of these persons were directors of different companies that sold shares of one or more Reserve funds and, as a result, were technically "interested persons" of the Trusts under Section 2(a)(19) of the Investment Company Act. This conclusion was promptly confirmed by counsel.

Management immediately undertook a thorough review, with the assistance of counsel, to ascertain whether the reclassification of these Trustees as "interested persons" resulted in the Board of Trustees of any Reserve and Hallmark fund not being properly constituted, and if so, what impact this error had on the Funds.

Management determined that, except for the Louisiana Municipal Money-Market Fund and the Minnesota Municipal Money-Market Fund, each relevant Board met the applicable requirements at the time each "Comprehensive Fee" Investment Management Agreement was initially approved and annually renewed. For the Louisiana Municipal Money-Market Fund and the Minnesota Municipal Money-Market Fund, the "Comprehensive Fee" Investment Management Agreements were never properly approved in accordance with Section 15 of the Investment Company Act. In addition, in conducting its review, management discovered that initial Board approval of "Comprehensive Fee" Investment Management Agreements for certain other Funds or share classes was not obtained. In order to assure that all required approvals are properly and completely documented, these agreements have been treated as having not been properly approved.

Board composition also had implications for the sub-investment management agreements for various Hallmark funds ("Previous Sub-Investment Management Agreements"). The Trusts have obtained exemptive relief (the "Exemption") from the SEC to permit a Trust's Board to appoint a sub-investment adviser without shareholder approval, provided certain conditions are met. One of those conditions is that a majority of the Board that approves a sub-investment management agreement or amendment be Independent Trustees. Beginning on March 22, 2000, the Board of the Hallmark Equity Series Trust (the "Hallmark Fund") failed to meet this requirement. Consequently, from that date until March 22, 2005, all approvals of new sub-investment management agreements or amendments (except in those cases where shareholder approval was obtained) failed to comply with the Exemption and, thus, the agreements terminated or were not properly entered into. In addition, the failure of the Board to be properly composed meant that, beginning on March 22, 2000, the Funds' distribution agreements and Rule 12b-1 plans were not properly approved or had lapsed.

Finally, the failure to have a majority of Independent Trustees affected the Funds' ability to rely on various exemptive rules under the Investment Company Act.

AT ALL TIMES, BOTH MANAGEMENT AND THE TRUSTEES BELIEVED THAT THE BOARDS WERE COMPOSED IN A WAY THAT MET APPLICABLE REGULATORY REQUIREMENTS AND THAT COMPREHENSIVE FEE INVESTMENT MANAGEMENT AGREEMENTS, SUB-INVESTMENT MANAGEMENT AGREEMENTS, DISTRIBUTION AGREEMENTS AND RULE 12b-1 PLANS AND TRANSACTIONS PURSUANT TO EXEMPTIVE RULES HAD BEEN APPROVED AND, IF APPLICABLE, RENEWED IN THE MANNER REQUIRED BY THE INVESTMENT COMPANY ACT.

BOARD ACTIONS

Once management had reached preliminary conclusions concerning the impact of the failure of the Trusts' Boards to be properly composed, it notified the Board of each Trust, the Trusts' independent auditors and the SEC. A Board meeting was held on March 22, 2005, at which management presented the Boards with a memorandum outlining the nature of the problem and the recommended corrective steps. Immediately prior to that meeting, certain Trustees resigned so that the remaining Independent Trustees represented a majority of each Board. At management's recommendation, the Independent Trustees retained their own counsel to assist them in reviewing and approving any course of action. Management of RMCI assured the Boards that the costs of correcting this problem, including the costs of any proxy solicitation related to this problem, would be borne by RMCI or its affiliates, and not by the Trusts.

An in-person meeting was held on June 30, 2005 to consider various corrective actions to be taken to address the effects of the Board composition matters. The Independent Trustees were advised by separate independent counsel throughout this meeting.

At the meeting, the Boards ratified all actions improperly taken in reliance on exemptive rules and the Exemption. In doing so, the Trustees recognized that the actions had previously been approved at a time when the Boards and management believed that the Boards were composed in the manner required by the Investment Company Act and that no subsequent information caused them to think that those actions were not appropriate and consistent in all material respects with applicable legal requirements.

At the June 30, 2005 meeting, the Boards, including a majority of Independent Trustees, also approved new distribution agreements ("New Distribution Agreements") for all Trusts (except the Hallmark Investment Series Trust, the distribution agreement for which had not terminated). The New Distribution Agreements were substantially identical to the agreements that had inadvertently terminated. The New Distribution Agreements do not require shareholder approval. The Board of Hallmark Equity Series Trust, including a majority of Independent Trustees, approved new sub-investment management agreements (the "New Sub-Investment Management Agreements") for each relevant Fund on substantially the same terms as the terminated agreements. Pursuant to the Exemption, the New Sub-Investment Management Agreements need not be presented to shareholders for ratification or approval.

The Boards, including a majority of Independent Trustees, also approved new "Comprehensive Fee" Investment Management Agreements with RMCI to replace those that had lapsed or not been properly approved initially (as described in Proposal 2) and new Rule 12b-1 Plans for affected Funds and classes (as described in Proposal 3). The new agreements and plans are substantially identical to the previous agreements and plans, including the amounts to be paid by the Funds and the services to be provided thereunder. Finally, the Boards considered and approved the retention of fees paid or payable under lapsed or improperly approved comprehensive fee investment management, sub-investment management and distribution agreements and Rule 12b-1 plans (Proposals 4(a), (b) and (c)). The reasons supporting the Boards' approval of these matters are more fully set forth under the relevant proposals.

The Boards then directed that a meeting of shareholders be called to consider the new "Comprehensive Fee" Investment Management Agreements and Rule 12b-1 Plans for affected Funds and classes and to consider the ratification of the Boards' approval of the retention of payments made under lapsed or improperly approved agreements and Plans to RMCI, Resrv and all sub-investment managers.

Notwithstanding its good faith belief that the Trusts' Boards had at all times met applicable regulatory requirements, RMCI agreed that it or its affiliates would bear all costs associated with this proxy solicitation.

PROPOSAL 1 - ELECTION OF TRUSTEES: ALL TRUSTS

In order to conform the size and composition of all Boards and to ensure that at least 75% of the members of the Board are Independent Trustees, it is proposed, and each Board recommends, that shareholders elect the nominees listed below (the "Trustee Nominees"), three of whom - Messrs. Bent, Ehlert and Montgoris - are currently Trustees of each Trust. The same group of individuals will serve as Trustees for each of the Trusts.

If elected, the terms of the six Trustee Nominees will begin on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as shareholder approval is obtained. It is also anticipated that Mr. Bruce R. Bent will remain Chairman of the Board of each Trust if Proposal 1 is approved, until any successor is elected.

The Trustee Nominees have had distinguished careers in finance, marketing and other areas and will bring a wide range of expertise to the Boards. Five of the nominees, if elected, would be Trustees who are Independent Trustees. Mr. Bent is an interested Trustee. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements for the Trusts. If the Trustee Nominees are not elected, Messrs. Bent, Ehlert and Montgoris will continue to serve as Trustees and the Board will consider what additional action, if any, is appropriate based on the interests of the Trusts' shareholders.

Each of the Trustee Nominees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxy holders in the Proxy, unless otherwise directed therein, to vote at the Meeting FOR the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxy will vote the subject shares for such other person(s) as the Board may recommend. Proxies that do not contain specific instructions to the contrary will be voted in favor of the election of each of the nominees shown below.

The following table sets forth certain information concerning the Trustee Nominees.

INTERESTED TRUSTEE NOMINEE

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS IN
                          POSITION(S)    TERM OF OFFICE*                           FUND COMPLEX
                          HELD WITH      AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY      OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE     TRUSTS         TIME SERVED      DURING PAST 5 YEARS      TRUSTEE          HELD BY TRUSTEE
------------------------- -------------- ---------------- ------------------------ ---------------- -----------------------
Bruce R. Bent+**            Chairman,    Trustee since    President of RMCI,              30        None
Age: 68                      Trustee,    inception        Director and
Reserve Management          President,                    Chairman/Chief
Company, Inc.             Treasurer and  Chairman since   Executive Officer of
1250 Broadway                 Chief      2000             Reserve Management
New York, NY 10001          Financial                     Corporation ("RMC") and
                             Officer     President,       Chairman and Director
                                         Treasurer and    of Resrv since 2000;
                                         Chief Financial  Chairman and Director
                                         Officer since    of Reserve International
                                         2005             Liquidity Fund Ltd.
                                                          since 1990.

                                                          Former Chief Executive
                                                          Officer of the Trusts.

                                                          Co-founder of The
                                                          Reserve Fund.

William E. Viklund           Trustee        N/A           Retired since                   30        None
Age: _____                   Nominee                      1996; Trustee prior to
110 Grist Mill Lane                                       May 12, 2005.
Plandome Manor, NY 11030

INDEPENDENT TRUSTEE NOMINEES

                                                                                   NUMBER OF
                                                                                   PORTFOLIOS IN
                          POSITION(S)    TERM OF OFFICE*                           FUND COMPLEX
                          HELD WITH      AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY      OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE     TRUSTS         TIME SERVED      DURING PAST 5 YEARS      TRUSTEE          HELD BY TRUSTEE
------------------------- -------------- ---------------- ------------------------ ---------------- -----------------------
Joseph D. Donnelly          Trustee      Trustee of       Retired; Managing               1         None
Age: 58                   Nominee of     Reserve          Director and General
5 Beacon Boulevard          Trusts;      Short-Term       Counsel to the Pershing
Sea Girt, NJ 08750        Trustee of     Investment       Division of Donaldson,
                            Reserve      Trust since 2005 Lufkin and Jenrette
                          Short-Term                      Securities Corporation
                          Investment                      from 1984 to 2002;
                             Trust                        Member of Pershing
                                                          Executive Committee
                                                          from 1986 to 2002.
                                                          Co-chair of Pershing
                                                          Credit Policy
                                                          Committee from 1986 to
                                                          2002.

Edwin Ehlert, Jr.           Trustee      Trustee of all   Retired. President,             30        None
Age: 74                                  Trusts since     Premier Resources, Inc.
2517 Highway #35, Bldg. J                inception        (meeting management
Manasquan, NJ 08736                                       firm) since 1987.

William J. Montgoris        Trustee      Trustee of all   Chief Operating Officer         30        Stage Stores, Inc.
Age: 58                                  Trusts since     of The Bear Stearns                       (retailing)
286 Gregory Road                         1999             Companies, Inc. from
Franklin Lakes, NJ 07417                                  1979 to 1999; Retired
                                                          since 1999.

James P. Pellow             Trustee            N/A        Executive Vice                 N/A        SAVVIS
Age: 44                     Nominee                       President and Chief                       Communications
232 Highbrook Avenue                                      Operating Officer of                      Corp. and
Pelham, New York 10803                                    St. John's University                     Centennial
                                                          since 2000.                               Communications

Frank J. Stalzer            Trustee      Trustee of       Vice President and              1         None
Age: 48                     Nominee      Reserve          General Manager of
5 Meadowridge Drive                      Short-Term       Arrow/Zeus since 2004;
New Fairfield, CT 06812                  Investment       Vice President of
                                         Trust since 2005 Marketing for Arrow/Zeus
                                                          from 2002 to 2004; Vice
                                                          President of Sales for
                                                          Arrow/Zeus from 2000
                                                          to 2002; Regional Vice
                                                          President of
                                                          Arrow/Richey from 1999
                                                          to 2000.

Ronald J. Artinian          Trustee         N/A           National Sales Manager         N/A        First Real Estate
Age: 57                     Nominee                       T.F.I, Executive V.P.,                    Investment Trust
5 Bristol Drive                                           Senior Managing                           of New Jersey
Manhasset, NY 11030                                       Director for Smith
                                                          Barney from 1989-1998;
                                                          Private Investor from
                                                          1998 to Present.

Santa Albicocco             Trustee         N/A           Treasurer - County of          N/A        None
Age: 55                     Nominee                       Nassau, NY from 1993 to
31 Derby Court                                            2000; Board Member of
Oyster Bay, NY 11771                                      the New York State
                                                          Banking Board from
                                                          1998 to 2004; Deputy
                                                          County Executive for
                                                          Finance - County of
                                                          Nassau, NY

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS IN
                          POSITION(S)       TERM OF OFFICE*                           FUND COMPLEX
                          HELD WITH         AND LENGTH OF    PRINCIPAL OCCUPATION(S)  OVERSEEN BY      OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE     TRUSTS            TIME SERVED      DURING PAST 5 YEARS      TRUSTEE          HELD BY TRUSTEE
------------------------- --------------    ---------------- ------------------------ ---------------- -----------------------
                                                             from 2000 to 2001;
                                                             Deputy Director, Interim
                                                             Finance Authority -
                                                             County of Nassau, NY
                                                             from 1981 to Present.

                                            TERM OF OFFICE*
                          POSITION(S) HELD  AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE     WITH TRUST        TIME SERVED              DURING PAST 5 YEARS
------------------------- ----------------- ------------------------ ----------------------------------------------
OFFICERS:

Arthur T. Bent III+           Co-Chief      Senior Vice              Chief Operating Officer, Treasurer,
Age: 37                      Executive      President and            Senior Vice President and Assistant
1250 Broadway             Officer, Senior   Assistant                Secretary of RMCI; President, Treasurer
New York, NY 10001         Vice President   Secretary since          and Assistant Secretary of RMC;
                           and Assistant    2000                     Treasurer, Assistant Secretary and
                             Secretary                               Director of Resrv since 2000; Vice
                                            Co-Chief                 President RMC, RMCI and Resrv from 1997
                                            Executive Officer        to 2000; Vice President RMC, RMCI and
                                            since 2005.              Resrv from 1997 to 2000.

                                                                     Former Treasurer and Chief Financial
                                                                     Officer of the Trusts

Bruce R. Bent II+             Co-Chief      Assistant                Senior Vice President, Secretary and
Age: 38                      Executive      Treasurer Since          Assistant Treasurer of RMCI; Senior Vice
1250 Broadway             Officer, Senior   2000 Co-Chief            President, Secretary and Assistant
New York, NY 10001         Vice President   Executive Officer        Treasurer of RMC; and Secretary,
                           and Assistant    and Senior Vice          Assistant Treasurer and Director of Resrv
                             Treasurer      President since          since 2000; Vice President of RMC, RMCI
                                            2005.                    and Resrv from 1992 to 2000; Former
                                                                     Trustee of Trusts in the Reserve/Hallmark
                                                                     complex.

                                                                     Former President of the Trusts.

Amy W. Bizar               Secretary and    Since 2003               Vice President and Senior Counsel,
Age: 59                   General Counsel                            Banking and Regulatory Affairs, GE
1250 Broadway                                                        Consumer Finance - Americas, from 1998 to
New York, NY 10001                                                   2003.

----------
* Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified. A Trustee shall retire upon attaining the age of seventy-five (75) years, unless extended by a vote of the Independent Trustees. Trustees need not be shareholders. Officers hold their positions with the Trusts until a successor has been duly elected and qualified.
**   Mr. Bruce Bent is an "interested person" of each Fund as defined in
Section 2(a) (19) of the Investment Company Act due to his positions with RMC, RMCI and Resrv.
+    Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and
Mr. Arthur T. Bent III.

The table in Exhibit C sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies in the Reserve and Hallmark funds as of July 30, 2005

As of July 30, 2005, the Independent Trustee Nominees and their immediate family members did not own, beneficially or of record, any securities in RMCI, Resrv or in any persons (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with RMCI.

REMUNERATION OF TRUSTEES

No employee of RMCI or Reserve or any of their affiliates receives any compensation from a Fund for acting as an officer or Trustee of a Trust. The Independent Trustees are paid a fee of $3,500 for each Board meeting of the Trust that they attend in person, a fee of $1,000 for each telephonic meeting of the Trust that they participate in, and an annual fee of $40,000 for service to all of the Trusts in the Reserve/Hallmark family of funds. The Audit Committee members receive an annual committee fee of $2,000 and a per meeting fee of $1,000 for each Audit Committee meeting that is held separately from any full Board meeting. The Trustees do not receive any pension or retirement benefits. Mr. Montgoris receives an annual fee of $25,000 for his service as an audit committee financial expert for the Trusts for which he serves as such.

The Compensation Table in Exhibit D provides in tabular form the following data:

Column (1) Name of each Fund from which each Trustee receives compensation.

Column (2) Aggregate compensation received by each Trustee of each Fund and total compensation received by each Trustee from the 30 investment companies comprising the Reserve and Hallmark fund complex (collectively, the "Fund Complex"), in each case during the most recently completed fiscal year for each Fund. The Trustees do not receive any pension or retirement benefits from any Trust in the Fund Complex.

BOARD COMMITTEES

AUDIT COMMITTEE

The Board has established an Audit Committee to review each Fund's compliance procedures and practices, oversee its accounting and financial reporting policies and practices, oversee the quality and objectivity of its financial statements and the independent audit thereof, and appoint and approve the compensation for the Funds' independent accountants and other issues referred to the Audit Committee by the full Board. The Audit Committee is comprised of Messrs. Montgoris and Ehlert, both of whom are Independent Trustees. The Audit Committee for each Trust met two times during the Trusts' last completed fiscal year. The Audit Committee operates pursuant to a Charter that was most recently approved by the Board on June 30, 2005.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Funds' financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds' independent registered public accounting firm is in fact "independent."

At meetings held on March 22, 2005 and June 30, 2005, upon the recommendation of the Audit Committee, a majority of the Independent Trustees selected PricewaterhouseCoopers LLP ("PWC") as independent registered public accounting firm for the Funds for the fiscal years ending March 31, 2005, May 31, 2005 and June 30, 2005, as applicable. PWC has advised the Funds that, to the best of its knowledge and belief, as of the record date, no PWC professional had any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to accountants.

It is expected that representatives of PWC will not be present at the Meeting, but will be available by telephone to answer any questions that may arise.

RESIGNATION OF AUDITORS

On September 29, 2005, PricewaterhouseCoopers LLP resigned as independent registered public accountant for the Funds. PricewaterhouseCoopers LLP was previously engaged as the independent registered public accounting firm to audit the Funds' financial statements.

PricewaterhouseCoopers LLP issued reports on the Funds' financial statements for the fiscal years ending March 31, 2004 and 2005, May 31, 2004 and 2005 and June 30, 2004 and 2005, as applicable. Such reports did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

PricewaterhouseCoopers LLP's resignation was accepted by the Funds' Audit Committees and the Funds' Boards of Trustees.

At no time during the Funds' two most recent fiscal years preceding the resignation of PricewaterhouseCoopers LLP were there any disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Board of Trustees has selected KPMG LLP as the independent registered public accountant for the Funds.

AUDIT FEES

Set forth in Exhibit E is a table of all fees billed to the Trusts by PWC for professional services rendered to the Trusts for the most recent two fiscal years.

The Audit Committee has adopted a policy to preapprove all audit services and permitted non-audit services to be performed for the Funds by PWC. This policy sets forth the understanding of the Audit Committee regarding the retention of PWC to provide (1) audit and permissible audit related, tax and other services to the Trusts; (2) non-audit services to the Adviser, or any "control affiliates" of such Adviser, that relate directly to the Trusts' operations and financial reporting; and (3) certain other audit and non-audit services to the Adviser and its control affiliates.

NOMINATING COMMITTEE

The Board has established a Nominating Committee comprised of Messrs. Montgoris and Ehlert. The duties and functions of the Nominating Committee include (i) recommending to the Board nominees for election as Trustees, (ii) performing periodic evaluations of the effectiveness of the Board as a whole and individual Trustees, (iii) reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and
(iv) reviewing and making recommendations to the Board at least annually regarding compensation of the Independent Trustees. Exhibit F contains the Nominating Committee Charter for the Trust. During each Trust's most recent fiscal year, the Nominating Committee met once. The Nominating Committee met on June 30, 2005, to select the Trustee Nominees.

While the Nominating Committee is solely responsible for the selection and nomination of the Funds' Independent Trustees, the Nominating Committee may consider nominations for the office of Trustee made by shareholders or by management in the same manner, as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Funds, include all appropriate biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Funds will forward all nominations received to the Nominating Committee.

VALUATION COMMITTEE

The Board has established a Valuation Committee comprised of Messrs. Montgoris and Ehlert. The Valuation Committee oversees the implementation of the Funds' valuation procedures.

FUND CLOSURE

Effective as of the close of business on October 28, 2005, Hallmark Convertible Securities Fund closed to all new investments. Additionally, reinvestments of dividends are no longer permitted. The Hallmark Convertible Securities Fund will continue to process all redemption requests made by current shareholders. The Hallmark Convertible Securities Fund took this action because it is still in the process of completing its financial statements for the year ended June 30, 2005 and reserves the right to resume sales at any time.

REQUIRED VOTE

Election of each of the Trustee Nominees for a Trust requires the affirmative vote of a plurality of the votes of that Trust cast at the Meeting in person or by proxy. This means that the six nominees receiving the largest number of votes will be elected.

THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH TRUST VOTE "FOR" THE ELECTION OF EACH OF THE TRUSTEE NOMINEES.

PROPOSAL 2: APPROVAL OF NEW "COMPREHENSIVE FEE" INVESTMENT MANAGEMENT
AGREEMENTS: ALL FUNDS

Due to the reasons discussed above under "Background", the Board is proposing that shareholders of the Affected Funds listed immediately above approve new "Comprehensive Fee" Investment Management Agreements (the "New Management Agreements") to be entered into between each affected Fund and RMCI. The Affected Funds are: Primary Fund, Primary II Fund, U.S. Government Fund, U.S. Treasury Fund, Interstate Tax-Exempt Fund, California Tax-Exempt Fund, Michigan Tax-Exempt Fund, Ohio Tax-Exempt Fund, Louisiana Municipal Money Market Fund, Minnesota Municipal Money Market Fund, Hallmark International Small Cap Fund, Hallmark Mid-Cap Growth Fund and Hallmark Strategist Fund. The remaining Funds (the "Unaffected Funds") are being asked to approve New Management Agreements so that all management agreements for funds in the Reserve/Hallmark complex contain uniform terms. A form of the New Management Agreement is attached hereto as Exhibit G.

RMCI manages each Fund and, except for the Hallmark Funds, provides them with day-to-day investment advisory service. For the Hallmark Funds, RMCI selects sub-investment managers, which provide day-to-day investment advisory services, and monitors the services provided by those sub-investment advisers. Under the previous "Comprehensive Fee" Investment Management Agreements (the "Previous Management Agreements") and the New Management Agreements, RMCI is responsible for the day-to-day oversight of the Funds' operations and otherwise administers the affairs of the Funds, as it deems advisable subject to the overall control and direction of the Trustees and the investment policies and limitations of the Funds. Presently, the voting stock of RMCI is owned solely by Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III. The address of each such person is c/o Reserve Management Company, Inc., 1250 Broadway, New York, NY 10001. Mr. Bent founded RMCI, which is a successor of Reserve Management Company, which was founded in 1970. The directors and officers of RMCI are:

NAME                                    TITLE
----                                    -----
Bruce R. Bent                           President
Bruce R. Bent II                        Vice Chairman, Secretary and Assistant Treasurer
Arthur T. Bent III                      Vice Chairman, Treasurer and Assistant Secretary
Amy W. Bizar                            Secretary and General Counsel

Shown below is the date of each Previous Management Agreement, the date each Previous Management Agreement was last submitted to a vote of the shareholders and the purpose of such submission.

                                                                                                  PURPOSE OF LAST
                                         DATE OF PREVIOUS           DATE LAST APPROVED BY         SUBMISSION TO
               FUND                    MANAGEMENT AGREEMENT             SHAREHOLDERS               SHAREHOLDERS
               ----                    --------------------             ------------               -------------
    Primary Fund                      June 26, 1999; amended          January 15, 1999        Approval of new Management
                                        September 24, 2003                                    Agreement following change in
                                                                                              control of the Adviser

    Primary II Fund                     December 13, 2001             December 13, 2001       Initial Approval of
                                                                                              Management Agreement

    U.S. Government Fund              June 26, 1999; amended          January 15, 1999        Approval of new Management
                                        September 24, 2003                                    Agreement following change in
                                                                                              control of the Adviser

    U.S. Treasury Fund                June 26, 1999; amended          January 15, 1999        Approval of new Management
                                        September 24, 2003                                    Agreement following change in
                                                                                              control of the Adviser

    Reserve Liquid Performance          September 29, 2005             January 9, 2006        Initial Approval of
    Money Market Fund                                                                         Management Agreement

    Interstate Tax-Exempt Fund        June 26, 1999; amended            March 1, 1999         Approval of new Management
                                        September 24, 2003                                    Agreement following change in
                                                                                              control of the Adviser

    California Tax-Exempt Fund        June 26, 1999; amended            March 1, 1999         Approval of new Management
                                        September 24, 2003                                    Agreement following change in
                                                                                              control of the Adviser

    Connecticut Tax-Exempt Fund

    Florida Tax-Exempt Fund

    Massachusetts Tax-Exempt Fund

    Michigan Tax-Exempt Fund          June 26, 1999; amended          December 16, 1998       Initial Approval of
                                        September 24, 2003                                    Management Agreement

    New Jersey Tax-Exempt Fund

    Ohio Tax-Exempt Fund              June 26, 1999; amended          December 16, 1998       Initial Approval of
                                        September 24, 2003                                    Management Agreement
    Pennsylvania Tax-Exempt Fund

    Virginia Tax-Exempt Fund

    New York Tax-Exempt Fund

    Louisiana Municipal               June 20, 2002; amended            June 20, 2002         Initial Approval of
    Money-Market Fund                   September 24, 2003                                    Management Agreement

    Minnesota Municipal               June 20, 2002; amended            June 20, 2002         Initial Approval of
    Money-Market Fund                   September 24, 2003                                    Management Agreement

    Reserve Yield Plus Fund                 May 6, 2005                 March 22, 2005        Initial Approval of
                                                                                              Management Agreement

    Hallmark Capital
    Appreciation Fund

    Hallmark Informed Investors
    Growth Fund

    Hallmark International Equity
    Fund

    Hallmark International            August 1, 2000; amended          August 1, 2000         Initial Approval of
    Small-Cap Fund                      September 24, 2003                                    Management Agreement

    Hallmark Large Cap
    Growth Fund

    Hallmark Mid-Cap Growth Fund         November 11, 2004         Not Previously Approved    Not Applicable

    Hallmark Small Cap Growth Fund

                                                                                                  PURPOSE OF LAST
                                         DATE OF PREVIOUS           DATE LAST APPROVED BY         SUBMISSION TO
               FUND                    MANAGEMENT AGREEMENT             SHAREHOLDERS               SHAREHOLDERS
               ----                    --------------------             ------------               -------------

    Hallmark Strategic Growth Fund     June 26, 1999 amended            June 2, 1999          Initial Approval of
                                         September 24, 2003                                   Management Agreement

    Hallmark First Mutual Fund

    Hallmark Total Return
    Bond Fund

    Hallmark Convertible
    Securities Fund

For each Fund's most recent fiscal year, the investment advisory fees paid and applicable fee waivers and/or reimbursements of expenses were as follows:

                                                     FEES PAID (AFTER
                                                       WAIVERS  AND
          FUND              FISCAL YEAR END           REIMBURSEMENTS)       WAIVERS         REIMBURSEMENTS
          ----              ---------------          ----------------       -------         --------------
Primary Fund                May 31

Primary II Fund             May 31

U.S. Government Fund        May 31

U.S. Treasury Fund          May 31

Reserve Liquid              May 31
Performance
Money Market Fund

Interstate Tax- Exempt      May 31
Fund

California Tax-Exempt       May 31
Fund

Connecticut Tax-Exempt      May 31
Fund

Florida Tax-Exempt          May 31
Fund

Massachusetts Tax-Exempt    May 31
Fund

Michigan Tax-Exempt Fund    May 31

New Jersey Tax-Exempt       May 31
Fund

Ohio Tax-Exempt Fund        May 31

Pennsylvania Tax-Exempt     May 31
Fund

Virginia Tax-Exempt         May 31
Fund

New York Tax-Exempt         May 31
Fund

Louisiana Municipal         May 31
Money-Market Fund

Minnesota Municipal         May 31
Money-Market Fund

Reserve Yield               March 31
Plus Fund

Hallmark Capital            March 31
Appreciation Fund

Hallmark Informed           March 31
Investors Growth Fund

Hallmark International      March 31
Equity Fund

Hallmark International      March 31
Small-Cap Fund

Hallmark Large Cap          March 31
Growth Fund

Hallmark Mid-Cap Growth     March 31
Fund

Hallmark Small Cap          March 31
Growth Fund

Hallmark Strategic          March 31
Growth Fund

Hallmark First Mutual       March 31
Fund

Hallmark Total Return       March 31
Bond Fund

Hallmark Convertible        March 31
Securities Fund

Pursuant to a New Management Agreement, each Fund will pay RMCI a comprehensive management fee for its services. THE MANAGEMENT FEES ARE IDENTICAL TO THOSE UNDER THE PREVIOUS MANAGEMENT AGREEMENTS. The comprehensive management fee will be paid based on the average daily net assets of each Fund at the following annual rates:

                                                                                                       COMPREHENSIVE
                                                                                                        MANAGEMENT
             TRUST                                      FUND                               CLASS          FEE (%)
             -----                                      ----                               -----          -------
   The Reserve Fund            Primary Fund, U.S. Government Fund, and U.S
                               Treasury Fund                                                 8              0.08
                                                                                            12              0.12
                                                                                            15              0.15
                                                                                            20              0.20
                                                                                            25              0.25
                                                                                            35              0.35
                                                                                            45              0.45
                                                                                            TT              0.60
                                                                                            70              0.50
                                                                                            75              0.55
                                                                                            95              0.75
                                                                                             R              0.80

                               Primary II Fund                                             QR I             0.80
                                                                                           QR II            0.80

                               Reserve Liquid Performance Money Market Fund                 10              0.10
                                                                                            15              0.15
                                                                                            20              0.20
                                                                                            25              0.25
                                                                                            35              0.35
                                                                                            45              0.45

   Reserve Short Term          Reserve Yield Plus Fund                                       8              0.08
   Investment Trust                                                                         10              0.10
                                                                                            12              0.12
                                                                                            13              0.13
                                                                                            15              0.15
                                                                                            20              0.20
                                                                                            25              0.25
                                                                                            35              0.35
                                                                                            45              0.45
                                                                                            TT              0.60
                                                                                            85              0.80
                                                                                             S              0.80
                                                                                             R              0.75

   Reserve Tax-Exempt Trust

                               Interstate Tax-Exempt Fund                                    8              0.08
                                                                                            12              0.12
                                                                                            15              0.15
                                                                                            20              0.20
                                                                                            25              0.25
                                                                                            35              0.35
                                                                                            45              0.45
                                                                                            TT              0.60
                                                                                            70              0.50
                                                                                            75              0.55
                                                                                            95              0.75
                                                                                             R              0.80

                               California Tax-Exempt Fund,
                               Connecticut Tax-Exempt Fund,
                               Florida Tax-Exempt Fund,
                               Massachusetts Tax-Exempt Fund,
                               Michigan Tax-Exempt Fund,
                               New Jersey Tax-Exempt Fund,
                               Ohio Tax-Exempt Fund,
                               Pennsylvania Tax-Exempt Fund, and
                               Virginia Tax-Exempt Fund                                    Single           0.80

   Reserve New York            New York Tax-Exempt Trust                                   Single           0.80
   Tax-Exempt Trust

   Reserve Municipal           Minnesota Municipal Money-Market Fund and Louisiana
   Money-Market Trust          Municipal Money Market Fund                                 Single           0.80

   Hallmark Equity Series      Hallmark Capital Appreciation Fund                            R              1.20
   Trust                                                                                     I              0.90

                               Hallmark Informed Investors Growth Fund                       R              1.30
                                                                                             I              1.00

                               Hallmark International Equity Fund                            R              1.55
                                                                                             I              1.25

                               Hallmark Large Cap Growth                                     R              1.20
                                                                                             I              0.90

                               Hallmark Small Cap Growth                                     R              1.30
                                                                                             I              1.00

                               Strategic Growth Fund                                         R              1.20
                                                                                             I              0.90

                               International Small-Cap Fund                                  R              1.55
                                                                                             I              1.25

                               Mid-Cap Growth Fund                                           R              1.25%
                                                                                             I              1.00%

   Hallmark Investment         Hallmark First Mutual Fund                                    R              1.30
   Series Trust                                                                              I              1.00

                               Hallmark Total Return Bond Fund                               R              1.05
                                                                                             I              1.00

                               Hallmark Convertible Securities Fund                          R              1.25
                                                                                             I              1.00

RMCI also furnishes (or arranges for affiliates to furnish) to each Trust, on behalf of each Fund: (i) the services of a President and such other executive officers as may be requested by each Fund, (ii) office space and customary office facilities to the extent that a Fund's activities occur in New York,
(iii) maintenance of Fund records not otherwise maintained by each Fund's custodian, distributor or sub-investment managers, and (iv) all accounting, administrative, clerical, secretarial and statistical services as may be required by each Fund for the operation of its business and compliance with applicable laws. The fees paid to sub-investment managers are paid out of the comprehensive management fee paid to the RMCI and are not additional expenses of each Fund. RMCI pays the compensation of all officers of each Trust on behalf of each Fund and all operating and other expenses of each Fund except interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of each Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of each Trust, payments made pursuant to the Trust's distribution plan, the compensation of the chief compliance officer and related expenses, and the fees of the Independent Trustees and of independent counsel to the Independent Trustees.

With the exceptions set forth below, the New Management Agreements are similar in all material respects to the Previous Management Agreement for the Funds.

For all Funds, except Reserve Liquid Performance Money Market Fund and Reserve Yield Plus Fund, the only material differences between the two are as follows:
(i) their effective dates and termination provisions, (ii) the provisions requiring the Funds to pay insurance, state (blue sky) and SEC registration fees and other government imposed fees and expenses and all costs associated with the implementation and maintenance thereof, the costs of shareholder meetings including proxy solicitations, the compensation of each Fund's Chief Compliance Officer and related expenses and the expenses of the Trustees who are not interested persons of RMCI, including the fees of the independent counsel to such Trustees, (iii) providing that the management fee be calculated on a 365-day basis, (iv) providing that the Trustees shall determine the portion of the comprehensive management fee attributable to investment advisory services and (v) allowing RMCI to recoup any fee waivers or expense reimbursements over a course of a three year period.

For Reserve Liquid Performance Money Market Fund and Reserve Yield Plus Fund, the only material differences between the two are as follows: (i) the provisions requiring each of these Funds to pay all costs associated with the implementation and maintenance of government imposed fees and expenses and the expenses of the Trustees who are not interested persons of RMCI, including the fees of the independent counsel to such Trustees and (ii) providing that the Trustees shall determine the portion of the comprehensive management fee attributable to investment advisory services. Additionally, the New Management Agreement for Reserve Yield Plus Fund provides that the management fee be calculated on a 365-day basis and Schedule A of the New Management Agreement for Reserve Yield Plus Fund has been updated to reflect the new, lower comprehensive management fee for Class Treasurer's Trust and Class R.

The New Management Agreements for all Funds also provide (i) that RMCI may waive all or a portion of the management fee; and (ii) the Manager will reimburse each Fund a portion of the Excluded Expenses (as defined in the New Management Agreements) to limit the impact on each Fund's daily yield or Net Asset Value per share.

Each New Management Agreement will run for an initial term of two years and annually thereafter so long as it is approved by a vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. Each New Management Agreement terminates automatically upon its assignment and may be terminated without penalty upon sixty (60) days' written notice by vote of the Trustees, by vote of a majority of outstanding voting shares of the Fund or by RMCI.

BOARD APPROVAL OF "COMPREHENSIVE FEE" INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

The Board met on June 30, 2005, to consider the approval of the proposed New Management Agreements with RMCI. At that meeting, the Board had the opportunity to meet with the representatives of RMCI to determine whether each proposed agreement is in the best interests of the respective Fund and its shareholders. The Board, including a majority of the Independent Trustees, so concluded and voted to recommend each New Management Agreement to the respective Fund's shareholders for their approval. The Independent Trustees were advised by independent counsel throughout the process.

NATURE, EXTENT AND QUALITY OF SERVICE

The Board received and considered information regarding the nature, extent and quality of the advisory and other services provided to each Fund by RMCI under the Previous Management Agreement and expected to be provided under the New Management Agreement. The Board considered the background and experience of RMCI's management and the expertise of personnel of RMCI with regard to investing in the type of securities in which the Funds invest. The Trustees concluded that the nature and extent of the services provided by RMCI under each Management Agreement were necessary and appropriate for the conduct and the business and investment activities of each Fund. The Trustees also concluded that the quality of the advisory and administrative services was satisfactory.

COMPARATIVE FEE AND EXPENSES

RESERVE FUNDS - The comprehensive management fee charged under each Management Agreement encompasses all of the services necessary for the operation of the relevant Reserve Fund. Therefore, in evaluating the fee relative to other funds the Trustees thought the most appropriate comparison was to the respective expense ratios of the Funds. The Trustees compared each Fund's expense ratio to
(i) the average expense ratio of all money market funds with similar investment objectives and policies; and (ii) the expense ratios of money market funds which are believed to be direct competitors of the Reserve Funds ("peer funds"), i.e., money market funds which are distributed through third-party broker/dealers and other financial institutions which do not have their own proprietary money market funds. The Trustees noted that the expense ratio of the institutional classes of shares of each Reserve Fund was comparable to or lower than the average expense ratio of other money market funds as well as those of peer funds. They also noted that the expense ratios of the retail classes of shares were higher than the average of other money market funds but comparable to the expense ratios of peer funds. Based upon their review, the Trustees concluded that the fee payable under each Management Agreement is competitive.

HALLMARK FUNDS - The Trustees compared the expense ratios of the Funds to funds with similar investment objectives and policies and of comparable size. The Trustees noted that:

     (a) in the case of Mid-Cap Growth; and Strategic Growth, the expense ratio of the institutional class of shares was lower than that of comparable funds, and the expense ratios of the retail class of shares was comparable to or slightly higher than that of comparable funds;; and (b) the expense ratio of International Small Cap Fund was higher than that of comparable funds.

The Trustees took into consideration the small size of the Funds and their correspondingly high administrative and operating costs, particularly in the case of the retail classes of shares. The Trustees also considered the extent to which RMCI waived fees and/or assumed expenses in order to maintain expense ratios at prescribed levels. Upon consideration, the Trustees concluded that the comprehensive management fee for each Hallmark Fund was not excessive relative to that of comparable funds.

COMPARATIVE PERFORMANCE

RESERVE FUNDS - The Trustees noted that each of the Reserve Funds slightly underperformed relative to other money market funds with similar objectives and policies. In this regard, the Trustees noted that the Funds generally invest in a more conservative and risk averse manner than their peers. For example, the Funds do not invest in commercial paper and typically have a shorter average maturity than many other money market funds. The Trustees concluded that, under the circumstances, the performance of the Funds was satisfactory.

HALLMARK FUNDS - The Trustees evaluated the performance of the Funds for one-, three-, five- and ten-year periods, as applicable, relative to funds with similar objectives and comparable size. The Trustees noted that (i) Mid-Cap Growth and Strategic Growth generally outperformed comparable funds, and (ii) International Small-Cap Fund generally underperformed comparable funds.

The Trustees expressed concerns with respect to the underperforming funds. RMCI discussed with the Board its approach towards selection and oversight of sub-advisers and potential ways to address performance concerns. The Trustees found RMCI's approach in this regard satisfactory.

PROFITABILITY

The Trustees received, analyzed and considered a profitability analysis of RMCI based on the fees paid under the Previous Management Agreement and payable under the New Management Agreement, including any fee waivers or fee caps, and the costs incurred to provide required services, as well as other relationships between the Fund on the one hand and RMCI affiliates on the other. The Trustees concluded, with respect to each Fund, that RMCI's profitability was not excessive in light of the nature, extent and quality of the services provided under the Previous Management Agreements and expected to be provided under the New Management Agreements.

BREAKPOINTS AND ECONOMIES OF SCALE

As the comprehensive management fee is currently structured, fee levels do not reflect economies of scale that potentially could be realized as the Funds grow. The Trustees noted the potential benefits to shareholders of a comprehensive fee which would tend to limit increases in the Funds' expense ratios even if the costs of providing services increase and the related entrepreneurial risk assumed by RMCI through such an approach. Based on the foregoing, the Trustees concluded that the absence of breakpoints was reasonable.

OTHER BENEFITS

The Trustees concluded that RMCI does not realize any other quantifiable material benefits from its relationship with the Funds.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New Management Agreements with respect to each Fund.

SUBSEQUENT DEVELOPMENTS

The Independent Trustees met on September 22, 2005 to reconsider their previous determinations respecting the New Management Agreements in light of certain deficiencies in internal controls identified by RMCI related to reconciling bank statements, monitoring compliance with certain Internal Revenue Code requirements and identifying and collecting amounts due certain of the Funds. The Independent Trustees were advised that these matters had previously been discussed with the Audit Committee and the Funds' independent auditors and that RMCI has instituted additional procedures to enhance its internal controls for the Funds and committed to continue to strengthen the Funds' overall control environment. The Independent Trustees were further advised that the identified deficiencies had no material impact to shareholders, fund net asset value or Fund performance.

The Independent Trustees also met on March 1, 2006 to consider additional proposed changes to the New Agreements. At that meeting _____________.

Based on consideration of all factors they deemed relevant, including the steps taken by RMCI and RMCI's commitment to continue to strengthen the overall control environment, the Independent Trustees reaffirmed their previous determinations to approve the New Management Agreements.

THE BOARD OF EACH AFFECTED FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH AFFECTED FUND VOTE "FOR" APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

PROPOSAL 3: APPROVAL OF NEW DISTRIBUTION PLANS: ALL FUNDS EXCEPT HALLMARK FIRST MUTUAL FUND, HALLMARK TOTAL RETURN BOND FUND AND HALLMARK CONVERTIBLE SECURITIES FUND.

As described above under "Background", the Board is proposing that shareholders of each class of each affected Fund approve a new 12b-1 distribution plan (together, the "New Plans") to be entered into for each Fund. The New Plans are similar in all material respects to the previous Rule 12b-1 distribution plans (the "Previous Plans"), a form of which is attached hereto as Exhibit H.

The Trusts, on behalf of their respective Funds, entered into the Previous Plans pursuant to Rule 12b-1 under the Investment Company Act. Under the Plans, the relevant classes of a Fund pay Resrv distribution fees on the average daily net assets of those classes at the annual rate of 0.20% (0.25% for HEST and 1.00% for the QR II class of the Primary II Fund), regardless of the amount of distribution expenses incurred. Pursuant to the Plans, Resrv or its affiliates make payments ("assistance payments") to brokers, financial institutions and financial intermediaries ("Intermediaries") in respect to certain of their shareholder accounts ("qualified accounts") to which the Intermediaries have rendered distribution assistance or other shareholder services. Substantially all such payments are paid to Intermediaries for distribution and administrative services. Resrv may also retain amounts to pay for advertising and marketing expenses. Under the Plans, each Trust's officers will report quarterly the amounts and purposes of assistance payments to the Trustees.

In addition to amounts received under the Plans, RMCI or Resrv may, at their discretion, pay an Intermediary amounts from its own resources. The rate of any additional amounts that may be paid will be based on an analysis by RMCI of the contribution that the Intermediary makes to the Fund by increasing assets under management and reducing expense ratios, the costs that the Fund might bear if such services were provided directly by the Fund or by another entity, and the possibility of assets being withdrawn from the Fund with a corresponding increase in the Fund's expense ratio. Each New Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the New Plan. Any material amendment of any New Plan would require the approval of the Board in the same manner.

CONSIDERATIONS

The Board, including a majority of the Independent Trustees (each of whom has no direct or indirect financial interest in the operation of the Previous Plans, the New Plans or any agreements related to the Plans), unanimously approved the New Plans on June 30, 2005, subject to the approval of the holders of shares of the applicable class(es) of each Fund. The terms of the New Plans will be essentially identical to those of the Previous Plans that were adopted by the shareholders of each class on the dates listed below.

At the June 30, 2005, meeting, the Board had the opportunity to meet with the representatives of Resrv. The Independent Trustees were advised by independent legal counsel throughout the process. In approving each New Plan the Board considered various factors, including (i) whether the New Plan will result or the Previous Plan has resulted in a benefit to the Funds' shareholders by resolving or alleviating existing problems or circumstances of the Funds, (ii) the merits of alternative distribution methods, (iii) the interrelationship between the New Plans and the activities of other persons financing the distribution of Fund shares and (iv) the extent to which third parties may benefit from the New Plan and how these benefits compare to the benefits experienced by the Funds from the New Plan. The Trustees have determined that there is a reasonable likelihood that the New Plan, like the Previous Plan, will benefit each Fund and its shareholders and that its costs are primarily intended to result in the sale of the Fund's shares. Based on these and other factors, the Board determined that there is a reasonable likelihood that each of the New Plans will benefit the relevant classes of the Funds and their shareholders.

Pursuant to the New Plans, the Funds will pay Resrv a fee for its services. The fee will be paid based on the average daily net assets of the relevant class of the Fund at the following rates:

                                                                                                         DISTRIBUTION
             TRUST                                        FUND                              CLASS       (12b-1 FEE)(%)
             -----                                        ----                              -----       --------------
The Reserve Fund                 Primary, U.S. Government and U.S.
                                 Treasury                                                     70             0.20
                                                                                              75             0.20
                                                                                              95             0.20
                                                                                              R              0.20
                                 Primary II                                                 QR I             0.25
                                                                                            QR II            1.00

Reserve Tax-Exempt Trust         Interstate Tax-Exempt                                        70             0.20
                                                                                              75             0.20
                                                                                              95             0.20
                                                                                              R              0.20

                                 California Tax-Exempt, Connecticut Tax-Exempt, Florida
                                 Tax-Exempt, Michigan Tax-Exempt, New Jersey
                                 Tax-Exempt, Pennsylvania Tax-Exempt, Virginia
                                 Tax-Exempt, Massachusetts Tax-Exempt, and Ohio
                                 Tax-Exempt                                                 Single           0.20

Reserve New York Tax-Exempt
Trust                            New York Tax-Exempt                                        Single           0.20

Reserve Municipal Money-         Minnesota Municipal Money-Market, Louisiana Municipal
Market Trust                     Money-Market                                               Single           0.20

Hallmark Equity Series Trust     Capital Appreciation, Small-Cap Growth, Mid-Cap
                                 Growth, Large-Cap Growth, International Equity,
                                 Strategic Growth, International Small-Cap and Informed
                                 Investors Growth                                             R              0.25

The amounts of fees and expenses each Fund actually has paid under its Previous Plan during its most recent fiscal year are shown below. All payments have been, or would be, made to Resrv. Substantially all of the amounts paid to Resrv were paid by Resrv to Intermediaries for providing shareholder and distribution services. For the most recent fiscal year of each Fund, the distribution expenses have equaled or exceeded the distribution revenues for each Fund.

FUND                                                                 PAYMENT UNDER PREVIOUS PLAN
----                                                                 ---------------------------
Primary Fund

Primary Fund II

U.S. Government Fund

FUND                                                                 PAYMENT UNDER PREVIOUS PLAN
----                                                                 ---------------------------
U.S. Treasury Fund

Interstate Tax-Exempt Fund

California Tax-Exempt Fund

Connecticut Tax-Exempt Fund

Florida Tax-Exempt Fund

Massachusetts Tax-Exempt Fund

Michigan Tax-Exempt Fund

New Jersey Tax-Exempt Fund

Ohio Tax-Exempt Fund

Pennsylvania Tax-Exempt Fund

Virginia Tax-Exempt Fund

New York Tax-Exempt Fund

Louisiana Municipal Money-Market Fund

Minnesota Municipal Money-Market Fund

Hallmark Capital Appreciation Fund

Hallmark Informed Investors Growth Fund

Hallmark International Equity Fund

Hallmark International Small-Cap Fund

Hallmark Large-Cap Growth Fund

Hallmark Mid-Cap Growth Fund

Hallmark Small-Cap Growth Fund

Hallmark Strategic Growth Fund

THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH RELEVANT CLASS OF EACH FUND VOTE "FOR" APPROVAL OF THE NEW PLAN.

PROPOSAL 4(A): APPROVAL OF THE RETENTION OF PAYMENTS MADE UNDER THE "COMPREHENSIVE FEE" INVESTMENT MANAGEMENT AGREEMENTS: PRIMARY FUND, U.S. GOVERNMENT FUND, U.S. TREASURY FUND, INTERSTATE TAX- EXEMPT FUND, PRIMARY FUND II, CALIFORNIA TAX-EXEMPT FUND, MICHIGAN TAX-EXEMPT FUND, OHIO TAX-EXEMPT FUND, HALLMARK INTERNATIONAL SMALL-CAP FUND, HALLMARK MID-CAP GROWTH FUND, HALLMARK STRATEGIC GROWTH FUND, LOUISIANA MUNICIPAL MONEY-MARKET FUND AND MINNESOTA MUNICIPAL MONEY-MARKET FUND.

Despite the inadvertent expiration or lack of initial approval of the Previous Management Agreements (see "Background" above), RMCI has continued to provide uninterrupted investment advisory services called for under the Previous Management Agreements which include, but are not limited to, regularly providing investment advice and continuously supervising the investment and reinvestment of cash, securities and other assets or, in the case of the Hallmark Funds, the selection and monitoring of sub-investment managers that provide investment advisory services.

From the expiration of the applicable Previous Management Agreement to the present, each Fund has compensated RMCI for these services in an amount equal to the percentage of each Fund's average daily net assets stated in the Previous Management Agreements as set forth in the table above in Proposal 2.

From the inception (or from the time since the Previous Management Agreement lapsed) of each relevant Fund to the Record Date, the investment advisory fees paid or payable by each Fund, and applicable fee waivers and/or reimbursements were as follows:

                                         FEES PAID OR PAYABLE (AFTER
                                         WAIVERS AND
FUND                                     REIMBURSEMENTS)                WAIVERS     REIMBURSEMENTS
----                                     ---------------                -------     --------------
THE RESERVE FUND

Primary Fund
Primary II Fund
U.S. Government Fund
U.S. Treasury Fund
RESERVE TAX-EXEMPT TRUST

Interstate Tax-Exempt Fund
California Tax-Exempt Fund
Michigan Tax-Exempt Fund
Ohio Tax-Exempt Fund

RESERVE MUNICIPAL
MONEY-MARKET TRUST

Louisiana Municipal Money-Market Fund
Minnesota Municipal Money-Market Fund

HALLMARK EQUITY SERIES TRUST

Hallmark International Small-Cap Fund
Hallmark Mid-Cap Growth Fund
Hallmark Strategic Growth Fund

RMCI, relying on equitable principles, sought Board approval to allow it to avoid an economic burden and retain all payments, and be paid all unpaid amounts, as compensation for services provided, and to be provided, since the lapsing of (or failure to appropriately adopt) the Previous Management Agreements through the effective date of the New Management Agreements. In granting their unanimous approval, the Trustees, who were represented by independent counsel (as defined in the Investment Company Act) who reviewed the legal issues presented to the Board in connection with the termination of the Funds' management arrangements, considered the nature of the continuing relationship between RMCI and the Funds, RMCI's willingness to subsidize the Funds' operations, and the nature and the quality of the services it has performed for the Funds since the lapsing of (or failure to appropriately adopt) the Previous Management Agreements. The Trustees also considered that:

     - the Funds and their shareholders have experienced no economic harm during the applicable period as a result of the inadvertent failure to properly adopt or inadvertent termination of the Previous Management Agreements, and the amounts that were paid and are payable would have been no more than what the Funds would have paid had the Previous Management Agreements remained in effect;

     - but for failing to meet the technical requirements of the Investment Company Act, the Board had intended that the Previous Management Agreements be entered into and/or continue uninterrupted;

     - RMCI has agreed to pay for the costs of soliciting shareholder approval of the New Management Agreements and the ratification of the retention of its management fees;

     - services were provided by RMCI during the term of the Previous Management Agreements, and RMCI incurred actual expenses;

     - the Investment Company Act permits a court to enforce a contract that otherwise violates the Investment Company Act or rules thereunder should a court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the Investment Company Act; and

     - should Board or shareholder approval be withheld, RMCI could seek to obtain some or all of these payments through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Previous Management Agreements, the unintended lapse of which had resulted from events as described above (see "Background").

Having been advised of the equitable standard to be applied under Section 47(b) of the Investment Company Act should the Funds seek to rescind the terminated contracts and the cost likely to be involved in such litigation and having considered the absence of harm to Fund shareholders and the windfall that would result to shareholders from a rescission of the terminated contracts, the Board of each Trust unanimously approved RMCI's request that it be permitted to retain all fees paid, and all fees payable, to RMCI from the applicable expiration date through the effective date of the New Management Agreements. The Board of each Trust then determined to submit the matter for approval by each relevant Fund's shareholders.

THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE RETENTION OF ALL PAYMENTS MADE OR TO BE MADE UNDER THE PREVIOUS MANAGEMENT AGREEMENTS.

PROPOSAL 4(B): APPROVAL OF THE RETENTION OF PAYMENTS MADE UNDER THE SUB-INVESTMENT MANAGEMENT AGREEMENTS: HALLMARK CAPITAL APPRECIATION FUND, HALLMARK SMALL-CAP GROWTH FUND, HALLMARK MID-CAP GROWTH FUND, HALLMARK LARGE-CAP GROWTH FUND, HALLMARK INTERNATIONAL EQUITY FUND, HALLMARK INTERNATIONAL SMALL-CAP FUND, HALLMARK INFORMED INVESTORS GROWTH FUND AND HALLMARK STRATEGIC GROWTH FUND.

Despite the inadvertent expiration or lack of initial approval of the Previous Sub-Investment Management Agreements (see "Background" above), each sub-investment manager ("Sub-Adviser") has continued to provide uninterrupted sub-investment management services called for under the Previous Sub-Investment Management Agreements which include, but are not limited to, regularly providing investment advice and continuously supervising the investment and reinvestment of cash, securities and other assets.

From the expiration of the applicable Previous Sub-Investment Management Agreement to the present, RMCI has compensated each Sub-Adviser for these services in an amount equal to the percentage of each Fund's average daily net assets stated in the Previous Sub-Investment Management Agreements as set forth below.

                                                                                 COMPENSATION (AS PERCENTAGE OF FUND'S
                                                                                 AVERAGE DAILY NET ASSETS UNLESS OTHERWISE
FUND                                            EXPIRATION DATE        CLASS     INDICATED
----                                            ---------------        -----     -----------------------------------------
Hallmark International Equity Fund              September 21, 2000     R and I   One-half of the "net profit" before taxes

Hallmark Large-Cap Growth Fund                  December 13, 2000      R and I   0.25%

Hallmark International Small-Cap Fund           June 20, 2001          R and I   One-half of the "net profit" before taxes*

                                                                                 COMPENSATION (AS PERCENTAGE OF FUND'S
                                                                                 AVERAGE DAILY NET ASSETS UNLESS OTHERWISE
FUND                                            EXPIRATION DATE        CLASS     INDICATED
----                                            ---------------        -----     -----------------------------------------
Hallmark Informed Investors Growth Fund         March 19, 2003         R         0.30%
                                                                       I         0.20%

Hallmark Small-Cap Growth Fund                  June 23, 2004          R and I   0.25%

Hallmark Capital Appreciation Fund              December 14, 2004      R         0.30%
                                                                       I         0.20%

Hallmark Mid-Cap Growth Fund                    Inception              R and I   0.35%

Hallmark Strategic Growth Fund                  June 2002              R and I   One-half of the "net profit" before taxes*

*Net profit is deemed to be the comprehensive management fee paid to the Adviser with respect to the Fund less fund expenses and less all applicable sales and marketing costs of both the Adviser and Condor Capital Management, Inc.

From the expiration of the applicable Sub-Investment Management Agreement to June 30, 2005, the fees paid by RMCI to each Sub-Adviser, and applicable fee waivers and/or reimbursements were as follows:

                                                                     FEES PAID OR
                                                                     PAYABLE (AFTER
                                                                     WAIVERS AND
FUND                                      EXPIRATION DATE            REIMBURSEMENTS)       WAIVERS      REIMBURSEMENTS
----                                      ---------------            ---------------       -------      --------------
Hallmark International Equity Fund        September 21, 2000         $       0

Hallmark Large-Cap Growth Fund            December 13, 2000          $       0

Hallmark International Small-Cap Fund     June 20, 2001              $       0

Hallmark Informed Investors Growth Fund   March 19, 2003

Hallmark Small-Cap Growth Fund            June 23, 2004

Hallmark Capital Appreciation Fund        December 14, 2004          $       0

Hallmark Mid-Cap Growth Fund              Inception                  $       0

Hallmark Strategic Growth Fund            June 2002

RMCI, relying on equitable principles, sought Board approval to allow each Sub-Adviser to avoid an economic burden and retain all payments as compensation for services provided, and to be provided, since the lapsing of (or failure to appropriately adopt) the Previous Sub-Investment Management Agreements through the effective date of the New Sub-Investment Management Agreements. In granting their unanimous approval, the Trustees, who were represented by independent counsel (as defined in the Investment Company Act) who reviewed the legal issues presented to the Board in connection with the termination of the Funds' sub-investment management arrangements, considered the nature of the continuing relationship between each Sub-Adviser and the relevant Fund, and the nature and the quality of the services it has performed for the Fund since the lapsing of (or failure to appropriately adopt) the Previous Sub-Investment Management Agreement. The Trustees also considered the same factors noted in Proposal 4(a) above and that the Sub-Advisers had no responsibility to monitor Board composition and the inequity of penalizing them for an error over which they had no influence.

Having been advised of the equitable standard to be applied under Section 47(b) of the Investment Company Act should the Funds seek to rescind the terminated contracts and the cost likely to be involved in such litigation and having considered the absence of harm to Fund shareholders and the windfall that would result to shareholders from a rescission of the terminated contracts, the Board of each Trust unanimously approved RMCI's request that the Sub-Advisers be permitted to retain all fees paid to them from the applicable expiration date through the effective date of the New Sub-Investment Management Agreements. The Board of each Trust then determined to submit the matter for approval by the Fund's shareholders.

THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE RETENTION OF ALL PAYMENTS MADE UNDER THE PREVIOUS SUB-INVESTMENT MANAGEMENT AGREEMENTS.

PROPOSAL 4(C): APPROVAL OF THE RETENTION OF PAYMENTS MADE UNDER THE DISTRIBUTION PLANS AND DISTRIBUTION AGREEMENTS: ALL FUNDS EXCEPT HALLMARK FIRST MUTUAL FUND, HALLMARK TOTAL RETURN BOND FUND AND HALLMARK CONVERTIBLE SECURITIES FUND.

Resrv acted as principal underwriter of each Fund pursuant to separate distribution agreements (the "Previous Distribution Agreements") with each Trust, which inadvertently terminated (see "Background" above). New Distribution Agreements were approved on June 30, 2005, on substantially the same terms as the Previous Distribution Agreements. Under the Investment Company Act, shareholder approval of a distribution agreement is not required. Under the Previous and the New Distribution Agreements, each Trust and RMCI or its affiliates may make distribution assistance payments to third parties pursuant to a Trust's Rule 12b-1 Plan. The Previous Plans, like the New Plans (see Proposal 3 above), provide for specified payments to broker-dealers and other entities that provide distribution and/or other services.

Despite the inadvertent expiration or lack of approval of the Previous Plans (see "Background" above), Resrv has continued to provide uninterrupted distribution services as called for under the Previous Plans and the Distribution Agreements and has continued to make distribution assistance payments to Intermediaries.

Each Fund has compensated Resrv for these services in an amount equal to the percentage of each Fund's average daily net assets stated in the Previous Plans as set forth in the table above in Proposal 3.

From the expiration or lack of approval of the Previous Plans to the Record Date, the distribution fees paid or payable by the relevant class of each Fund to Resrv and applicable fee waivers and/or reimbursements were as follows:

                                                             FEES PAID OR PAYABLE
                                                             (AFTER WAIVERS AND
FUND/CLASS                           EXPIRATION DATE         REIMBURSEMENTS)       WAIVERS      REIMBURSEMENTS
----------                           ---------------         ---------------       -------      --------------
THE RESERVE FUND

Primary Fund                         June 18, 1997

Primary Fund II                      December 13, 2001

U.S. Government Fund                 June 18, 1997

U.S. Treasury Fund                   June 18, 1997

RESERVE TAX-EXEMPT TRUST

Interstate Tax-Exempt Fund           June 18, 1997

California Tax-Exempt Fund           June 18, 1997

Connecticut Tax-Exempt Fund          June 18, 1997

Florida Tax-Exempt Fund              June 18, 1997

Massachusetts Tax-Exempt Fund        June 18, 1997

                                                                 FEES PAID OR PAYABLE
                                                                 (AFTER WAIVERS AND
FUND/CLASS                               EXPIRATION DATE         REIMBURSEMENTS)       WAIVERS      REIMBURSEMENTS
----------                               ---------------         ---------------       -------      --------------
Michigan Tax-Exempt Fund                 June 18, 1997

New Jersey Tax-Exempt Fund               June 18, 1997

Ohio Tax-Exempt Fund                     June 18, 1997

Pennsylvania Tax-Exempt Fund             September 13, 1997

Virginia Tax-Exempt Fund                 March 1, 2000

RESERVE NEW YORK TAX-EXEMPT TRUST

New York Tax-Exempt Fund                 June 18, 1997

RESERVE MUNICIPAL MONEY-MARKET TRUST

Louisiana Municipal Money-Market Fund    July 2, 1999

Minnesota Municipal Money-Market Fund    July 2, 1999

HALLMARK EQUITY SERIES TRUST

Hallmark Capital Appreciation Fund       June 18, 1997

Hallmark Informed Investors Growth Fund  June 18, 1997

Hallmark International Equity Fund       June 18, 1997

Hallmark International Small-Cap Fund    August 1, 2000

Hallmark Large-Cap Growth Fund           June 18, 1997

Hallmark Mid-Cap Growth Fund             Since Inception

Hallmark Small-Cap Growth Fund           June 18, 1997

Hallmark Strategic Growth Fund           June 2, 1999

Resrv, relying on equitable principles, sought Board approval to allow it to avoid an economic burden and retain all payments as compensation for services provided, and to be provided, from the expiration or lack of approval of the Previous Plans and Previous Distribution Agreements through the effective date of the New Plans and New Distribution Agreements. In granting their unanimous approval, the Trustees, who were represented by independent counsel (as defined in the Investment Company Act) who reviewed the legal issues presented to the Board in connection with the termination of the Funds' Previous Plans and Previous Distribution Agreements, considered the nature of the continuing relationship between Resrv and the Funds, and the nature and the quality of the services it has performed for the Funds since the expiration or failure to approve the Previous Plans and Previous Distribution Agreements. The Trustees also considered the same factors noted in

Proposal 4(a) above and, in particular, that Resrv had paid out to Intermediaries substantially all of the amounts it had received under the Previous Plans for services rendered.

Having been advised of the equitable standard to be applied under Section 47(b) of the Investment Company Act should the Funds seek to recover amounts paid out under the Previous Plans and the cost likely to be involved in such litigation and having considered the absence of harm to Fund shareholders and the windfall that would result to shareholders from a recovery of payments made to Resrv under the Previous Plans, the Board of each Fund unanimously approved Resrv's request that it be permitted to retain all fees paid, and all fees payable, to Resrv from the expiration or lack of approval of the Previous Plans and Previous Distribution Agreements through the effective date of the New Plans and New Distribution Agreements. The Board of each Fund then determined to submit the matter for approval by the Fund's shareholders.

THE BOARD OF EACH TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH RELEVANT CLASS OF EACH FUND VOTE "FOR" APPROVAL OF THE RETENTION OF THE PAYMENT OF ALL FEES PAID AND PAYABLE TO RESRV UNDER THE PREVIOUS PLANS AND PREVIOUS DISTRIBUTION AGREEMENTS.

PROPOSAL 5: APPROVAL OF PROPOSAL TO PERMIT RMCI AND HALLMARK EQUITY SERIES TRUST TO ENTER INTO, TERMINATE OR MATERIALLY CHANGE AGREEMENTS WITH SUB-ADVISERS ON BEHALF OF THE HALLMARK MID-CAP GROWTH FUND WITHOUT OBTAINING SHAREHOLDER
APPROVAL: HALLMARK MID-CAP GROWTH FUND.

The Board of HEST is proposing that shareholders approve, pursuant to an exemptive order as described below, allowing RMCI and HEST, on behalf of its series, Hallmark Mid-Cap Growth Fund, to enter into, terminate or materially change agreements with sub-advisers without obtaining shareholder approval. Submission of this Proposal is required under the terms of an exemptive order that RMCI received from the SEC dated October 8, 1997 (the "Order").

CONDITIONS ORDER

This Proposal is designed to satisfy one condition of the Order, which is that shareholder approval for each fund be obtained before RMCI and the Trust implement the arrangement described above that permits them to enter into and materially amend sub-investment management agreements. Any fund relying on the requested relief must disclose in its prospectus the existence, substance and effect of the Order. In addition, the fund must hold itself out to the public as employing the sub-adviser structure described above, and the prospectus will prominently disclose that RMCI has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. While the Fund had intended the sole shareholder prior to the offering of shares to the public to provide the required approval, the approval was not obtained. Thus, while RMCI has retained Segall Bryant & Hamill Investment Counsel as sub-adviser to the Fund, approval of Proposal 5 will assure that each aspect of the Order has been complied with and that the Fund can rely on the Order in the future.

Also, RMCI must provide management and administrative services to the Fund and, subject to the review and approval of the Board, set the overall investment strategies of the Fund; recommend sub-advisers; where appropriate, allocate and reallocate the assets of the Fund among sub-advisers; and monitor and evaluate the investment performance of the sub-advisers, including their compliance with the Fund's investment objectives, policies and restrictions. Another condition of the Order requires that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees be at the discretion of the then existing Independent Trustees.

When a change of sub-adviser is proposed for a Fund with an affiliated sub-adviser, the Board, including a majority of the Independent Trustees, must make a separate finding, reflected in the minutes of the Board meeting, that the change is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which the investment adviser or and an affiliated sub-adviser derives an inappropriate advantage. Furthermore, within 90 days of any change to a Fund's sub-investment management agreement, the affected Fund must provide shareholders with an information statement that contains information about the sub-adviser, the sub-investment management agreement, and the sub-investment management fee.

Under the terms of the Order, a shareholder vote will not be required to approve sub-investment management agreements or any material changes or terminations thereof. The proposal would only apply to entering into any sub-investment management agreement with a sub-adviser that is not an "affiliated person" (as defined in Section 2(a)(3) of the Investment Company Act) of RMCI or the applicable Fund, other than by reason of serving as sub-adviser to such Fund. Since all sub-advisory fees are paid out of the RMCI comprehensive management fee, there would be no increase in Fund expenses as a result of any such change. Approval by the Board, including a majority of the Independent Trustees, would continue to be required prior to entering into a new sub-investment management agreement or amending or terminating an existing sub-investment management agreement with respect to the Fund.

REASONS FOR THE PROPOSAL AND TRUSTEES' RECOMMENDATION

The Board believes that it is appropriate and in the best interests of the Fund's shareholders to provide RMCI and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval.

This process will allow the Fund to operate more efficiently. Absent the ability to rely on the Order, to appoint a sub-adviser or to terminate or materially amend a sub-investment management agreement, HEST would be required to call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. This process is often time-consuming and costly, and those costs are generally borne entirely by the respective Fund. Without this delay, RMCI and the Board would be able to act more quickly and with less expense to appoint a sub-adviser when the Board and RMCI believe that the appointment would benefit the Fund.

RMCI will be responsible for overseeing and monitoring the performance of the Fund's sub-advisers. RMCI will also be responsible for determining whether to recommend to the Board that a particular sub-investment management agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-investment management agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing the Fund.

The Board will continue to provide oversight of the sub-investment management selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-investment management agreements. In addition, under the Investment Company Act and the terms of the sub-investment management agreements, the Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending a sub-investment management agreement, RMCI and the sub-advisers must provide information to the Board for evaluation, and the Board must document its reasons for approving or renewing such agreements.

In addition, shareholder approval of this proposal will not result in an increase or decrease in the total amount of fees paid by the Funds to RMCI. When engaging sub-advisers and entering into and amending sub-investment management agreements, RMCI will negotiate fees with these sub-advisers. Because these fees are paid by RMCI, and not directly by each Fund, any fee reduction negotiated by RMCI may benefit RMCI, and any increase will be a detriment to RMCI. The fees paid to RMCI by the Funds and the fees paid to sub-advisers by RMCI are considered by the Board in approving and renewing the investment management and sub-investment management agreements. Any increase in fees paid by the Fund to RMCI would continue to require shareholder approval.

THE BOARD OF HEST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF HALLMARK MID-CAP GROWTH FUND VOTE "FOR" APPROVAL OF THIS PROPOSAL.

PROPOSAL 6 - APPROVAL OF AMENDMENT TO DECLARATION OF TRUST: HALLMARK INVESTMENT SERIES TRUST

Hallmark Investment Series Trust ("HIST"), like other mutual funds, is subject to comprehensive federal regulation, particularly under the Investment Company Act. Additionally, HIST is organized as a Delaware statutory trust, and therefore is subject to Delaware law.

Under Delaware law, a statutory trust generally operates under an organizational document known as a declaration of trust, which sets forth various provisions related to governance of the trust and the authority of the trust to conduct its business (the "Declaration of Trust"). Shareholder approval is required to amend the existing Declaration of Trust in the manner proposed. Having determined that the proposed amendment to the Declaration of Trust is advisable, the Board approved such amendment and unanimously recommends that the shareholders approve the amendment.

The amendment to the Declaration of Trust provides the Trustees with more flexibility and broader authority than under the current Declaration of Trust. Changes to the Declaration of Trust consist of the following:

     - Under the Declaration of Trust, although the Board has the power to increase its size, it is not clear from the text whether the Board has the power to appoint trustees to fill the vacancies in the expanded Board without shareholder approval. The amendment to the Declaration of Trust is intended to clarify that Trustees may react quickly and appoint Trustees to fill vacancies on the Board as the need arises.

THE BOARD OF HIST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE DECLARATION OF TRUST.

                                OTHER INFORMATION

All proxies received by the management of the Funds will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR all Trustee nominees and FOR Proposals 2 through 6. Management knows of no other matters to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SOLICITATION PROXIES

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by RMCI. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of RMCI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

_________________________________ (the "Agent") has been engaged to assist in the solicitation of proxies, at an estimated fee of $____. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail to confirm his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at ___________. Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable.

SUBMISSION CERTAIN PROPOSALS

Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Fund by a reasonable time prior to the Fund's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements, and there is no guarantee that any proposal will be presented at a Shareholder meeting.

DELIVERY OF JOINT PROXY STATEMENT

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Joint Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Joint Proxy Statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Joint Proxy Statement, please direct a written request to RMCI or call toll-free (XXX) XXX-XXXX. Shareholders who currently receive multiple copies of the Joint Proxy Statement at their address and would like to request "householding" of their communications should contact their broker or RMCI at
(XXX) XXX-XXXX.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                         /s/ Bruce R. Bent
                                         ----------------------------
                                         Bruce R. Bent
                                         Chairman and President


                                         /s/ Amy W. Bizar
                                         ----------------------------
                                         Amy W. Bizar
                                         General Counsel and Secretary